UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Income Trust	Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Massachusetts Municipal Income Trust	Eaton Vance New York Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust	Eaton Vance Ohio Municipal Income Trust
Eaton Vance Municipal Income Trust	Eaton Vance Pennsylvania Municipal Income Trust
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Eaton Vance California Municipal Income Trust	Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Massachusetts Municipal Income Trust	Eaton Vance New York Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust	Eaton Vance Ohio Municipal Income Trust
Eaton Vance Municipal Income Trust	Eaton Vance Pennsylvania Municipal Income Fund

Two International Place Boston, Massachusetts 02110

January 26, 2010

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held at Two International Place, Boston, Massachusetts 02110, on Friday, March 26, 2010 at 2:00 p.m. (Eastern time).

     At this meeting you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. We urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

Eaton Vance California Municipal Income Trust	Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Massachusetts Municipal Income Trust	Eaton Vance New York Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust	Eaton Vance Ohio Municipal Income Trust
Eaton Vance Municipal Income Trust	Eaton Vance Pennsylvania Municipal Income Trust

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Friday, March 26, 2010: The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website at www.eatonvance.com, by selecting "Individual Investors" followed by "Investor Resources" and then "Closed-End Funds".

     The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively the "Funds"), will be held at the principal office of each Fund, Two International Place, Boston, Massachusetts 02110, on Friday, March 26, 2010 at 2:00 p.m. (Eastern time), for the following purposes:

(1)	To elect three Class II Trustees of each Fund, once of whom shall be elected solely by the holders of each Fund’s Auction Preferred Shares.

(2)	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

     Each Fund will hold a separate meeting. Shareholders of each Fund will vote separately.

     The Board of Trustees of each Fund has fixed the close of business on January 11, 2010 as the record date for the determination of the shareholders of a Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

January 26, 2010 Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of their Fund avoid the necessity and additional expense to the Funds of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance California Municipal Income Trust	Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Massachusetts Municipal Income Trust	Eaton Vance New York Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust	Eaton Vance Ohio Municipal Income Trust
Eaton Vance Municipal Income Trust	Eaton Vance Pennsylvania Municipal Income Trust

Two International Place Boston, Massachusetts 02110 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meetings of Shareholders of Eaton Vance California Municipal Income Trust (the "California Fund"), Eaton Vance Massachusetts Municipal Income Trust (the "Massachusetts Fund"), Eaton Vance Michigan Municipal Income Trust (the "Michigan Fund"), Eaton Vance Municipal Income Trust (the "Municipal Fund"), Eaton Vance New Jersey Municipal Income Trust (the "New Jersey Fund"), Eaton Vance New York Municipal Income Trust (the "New York Fund"), Eaton Vance Ohio Municipal Income Trust (the "Ohio Fund") and Eaton Vance Pennsylvania Municipal Income Trust (the "Pennsylvania Fund") (collectively the "Funds"), to be held March 26, 2010, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. If you attend the meeting in person, please be prepared to present photo identification. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about January 26, 2010.

     The Board of Trustees of each Fund has fixed the close of business on January 11, 2010 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of Common Shares, $.01 par value per share, and the number of Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share ("APS"), of each Fund outstanding on January 11, 2010, were as follows:

	No. of Common Shares	No. of APS Shares
Fund	Outstanding on January 11, 2010	Outstanding on January 11, 2010
California Fund	7,195,830	1,999
Massachusetts Fund	2,725,589	802
Michigan Fund	2,116,293	700
Municipal Fund	22,504,476	4,806
New Jersey Fund	4,629,821	1,337
New York Fund	5,411,641	1,349
Ohio Fund	2,833,026	909
Pennsylvania Fund	2,710,162	847

     Various Funds have received notice of filings on Schedule 13G indicating that a shareholder owned more than 5% of the Fund’s Auction Preferred Shares. Information relating to the shareholder can be found at Exhibit C. As of January 11, 2010, to each Fund’s knowledge, (i) no other shareholder beneficially owned more than 5% of the outstanding shares of a Fund; and (ii) the Trustees and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

     Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

     The Boards of Trustees of the Funds know of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

PROPOSAL 1. ELECTION OF TRUSTEES

     Each Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board will fix the appropriate number of Trustees from time to time. Each Fund’s Agreement and Declaration of Trust further provides that the Board of Trustees shall be divided into three classes. The term of office of the Class II Trustees expires on the date of the 2010 Annual Meeting, and the term of office of the Class III and Class I Trustees will expire one and two years thereafter, respectively. Accordingly, three Class II Trustees are currently proposed for election. Class II Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

     Proxies will be voted for the election of the following Class II Trustee nominees: Thomas E. Faust Jr., Allen R. Freedman and Ralph F. Verni. Mr. Verni will be elected solely by holders of each Fund’s APS. Each nominee is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend. No nominee is a party adverse to the Funds or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Funds.

     The Class III Trustees serving until the 2011 Annual Meeting are William H. Park, Helen Frame Peters and Heidi L. Steiger. The Class I Trustees serving until the 2012 Annual Meeting are Benjamin C. Esty, Ronald A. Pearlman and Lynn A. Stout.

     The nominees for Class II Trustee and each Fund’s current Class I and Class III Trustees and their principal occupations for at least the last five years are as described below.

TRUSTEES

Number of Portfolios in Fund Complex Overseen By Trustee(2)

	Position(s) with the Funds	Term of Office and Length of Service
Name, Address and Date of Birth(1)			Principal Occupation(s) During Past Five Years		Other Directorships Held

CLASS II TRUSTEES NOMINATED FOR ELECTION

Interested Trustee

THOMAS E. FAUST JR.	Class II	Until 2010.	Chairman, Chief Executive Officer and President of Eaton Vance Corp.	178	Director of EVC
5/31/58	Trustee	3 years.	("EVC"), Director and President of Eaton Vance, Inc. ("EV"), Chief
		Trustee since	Executive Officer and President of Eaton Vance Management ("EVM"
		2007.	or "Eaton Vance") and Boston Management and Research ("BMR"),
and Director of Eaton Vance Distributors, Inc. ("EVD"). Trustee and/
or officer of 178 registered investment companies and 4 private investment companies managed by Eaton Vance or BMR.

Noninterested Trustees

ALLEN R. FREEDMAN	Class II	Until 2010.	Former Chairman (2002-2004) and a Director (1983-2004) of	178	Director of Assurant, Inc.
4/3/40	Trustee	3 years.	Systems & Computer Technology Corp. (provider of software to higher		(insurance provider) and
		Trustee since	education). Formerly, a Director of Loring Ward International (fund		Stonemor Partners L.P. (owner
		2007.	distributor) (2005-2007). Formerly, Chairman and a Director of		and operator of cemeteries)
Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).

RALPH F. VERNI	Chairman of	Until 2010.	Consultant and private investor.	178	None
1/26/43	the Board and	3 years.
	Class II APS	Trustee since
	Trustee	2005;
Chairman
since 2007.

CLASS I AND CLASS III TRUSTEES

Noninterested Trustee

BENJAMIN C. ESTY	Class I APS	Until 2012.	Roy and Elizabeth Simmons Professor of Business Administration and	178	None
1/2/63	Trustee	3 years.	Finance Unit Head, Harvard University Graduate School of Business
		Trustee since	Administration.
2006.

RONALD A. PEARLMAN	Class I Trustee	Until 2012.	Professor of Law, Georgetown University Law Center.	178	None
7/10/40		3 years.
Trustee since
2003.

LYNN A. STOUT	Class I Trustee	Until 2012.	Paul Hastings Professor of Corporate and Securities Law (since 2006)	178	None
9/14/57		3 years.	and Professor of Law (2001-2006), University of California at Los
		Trustee since	Angeles School of Law.
1998.

WILLIAM H. PARK	Class III	Until 2011.	Vice Chairman, Commercial Industrial Finance Corp. (specialty	178	None
9/19/47	Trustee	3 years.	finance company) (since 2006). Formerly, President and Chief
		Trustee since	Executive Officer, Prizm Capital Management, LLC (investment
		2003.	management firm) (2002-2005).

HELEN FRAME PETERS	Class III	Until 2011.	Professor of Finance, Carroll School of Management, Boston College.	178	Director of BJ’s Wholesale Club,
3/22/48	Trustee	3 years.	Adjunct Professor of Finance, Peking University, Beijing, China (since		Inc. (wholesale club retailer)
		Trustee since	2005).
2008.

HEIDI L. STEIGER	Class III	Until 2011.	Managing Partner, Topridge Associates LLC (global wealth	178	Director of Nuclear Electric
7/8/53	Trustee	3 years.	management firm) (since 2008); Senior Adviser (since 2008),		Insurance Ltd. (nuclear insurance
		Trustee since	President (2005-2008), Lowenhaupt Global Advisors, LLC (global		provider), Aviva USA (insurance
		2007.	wealth management firm). Formerly, President and Contributing		provider) and CIFG (family of
			Editor, Worth Magazine (2004-2005). Formerly, Executive Vice		financial guaranty companies)
			President and Global Head of Private Asset Management (and various		and Advisory Director of
			other positions), Neuberger Berman (investment firm) (1986-2004).		Berkshire Capital Securities LLC
(private investment banking firm)

(1)	The business address of each Trustee is Two International Place, Boston, Massachusetts 02110.
(2)	Includes both master and feeder funds in a master-feeder structure.

Interested Trustee

     Thomas E. Faust Jr. is an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) by reason of his affiliation with EVM, each Fund’s investment adviser, and EVC, a publicly-held holding company, which owns all the outstanding shares of EVM and of EVM’s trustee, EV. (EVM, EVC, and their affiliates are sometimes referred to collectively as the “Eaton Vance Organization”.) Mr. Faust holds positions with other Eaton Vance affiliates that are comparable to his position with Eaton Vance listed above.

Election of Trustees by APS and Common Shares

     Under the terms of each Fund’s By-Laws, as amended (the “By-Laws”), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of each Fund. Simply stated, the APS Trustees are only elected by the holders of the Fund’s APS. Holders of Common Shares do not vote on the election of APS Trustees. Mr. Verni has been nominated for election by the holders of the APS at this meeting. The By-Laws further provide for the election of the nominees named above by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement. The Trustees of each Fund shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote.

Share Ownership By Trustee

     The following table shows the dollar range of shares beneficially owned in each Fund and in all Eaton Vance funds by each Trustee:

Aggregate Dollar Range of Equity Securities in all Eaton Vance Funds Overseen by Trustee+

	Name of Trustee	Dollar Range of Fund Shares Held+
Interested Trustee
	Thomas E. Faust Jr.	None	over $100,000
Noninterested Trustees
	Benjamin C. Esty	None	over $100,000
	Allen R. Freedman	None	over $100,000
	William H. Park	None	over $100,000
	Ronald A. Pearlman	None	over $100,000
	Helen Frame Peters	None	over $100,000
	Heidi L. Steiger	None	over $100,000
	Lynn A. Stout	None	over $100,000*
	Ralph F. Verni	None	over $100,000*

+	Figures are as of January 11, 2010.

*	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred
Compensation Plan.

Board Meetings and Committees

     During the fiscal year ended November 30, 2009, the Trustees of each Fund met nine times. Each Board of Trustees has several formal standing committees, an Audit Committee, a Contract Review Committee (formerly, the Special Committee), a Governance Committee, a Portfolio Management Committee and a Compliance Reports and Regulatory Matters Committee. The Audit Committee met six times, the Contract Review Committee met eight times, the Governance Committee met four times, the Portfolio Management Committee met five times and the Compliance Reports and Regulatory Matters Committee met eleven times during such period. Each Trustee attended at least 75% of such Board and Committee meetings on which he or she serves. None of the Trustees attended the Fund’s 2009 Annual Meeting of Shareholders.

     Each Committee of the Board of Trustees of each Fund is comprised of only those Trustees who are not “interested persons” as that term is defined under the 1940 Act (“Independent Trustees”). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

     Messrs. Park (Chair) and Verni, and Mmes. Steiger and Stout serve on the Audit Committee of the Board of Trustees of each Fund, such Audit Committee being established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Each Audit Committee member is independent under applicable listing standards of the NYSE Amex or New York Stock Exchange (as applicable). The purposes of the Audit Committee are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, such Audit Committee reports consistent with the requirements of applicable Securities and Exchange Commission ("SEC") and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. Each Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A. The written charter is also available on the Eaton Vance website, www.eatonvance.com, select "Individual Investors" followed by "Investor Resources" and then "Corporate Governance". The Audit Committee’s Report is set forth below under “Additional Information”. The Board of Trustees of each Fund have designated Mr. Park as the Fund’s Audit Committee financial expert.

     Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman, and Ms. Peters serve on the Contract Review Committee of the Board of Trustees of each Fund. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to each Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of each Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of each Fund.

     Messrs. Esty (Chair) and Freedman, and Ms. Peters are currently members of the Portfolio Management Committee of the Board of Trustees of each Fund. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by each Fund and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board of Trustees in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

     Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee of the Board of Trustees of each Fund. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board of Trustees and the Funds’ Chief Compliance Officer; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

     Mmes. Stout (Chair), Peters and Steiger, and Messrs. Esty, Freedman, Park, Pearlman and Verni serve on the Governance Committee of the Board of Trustees of each Fund. Each Governance Committee member is independent under applicable listing standards of the NYSE Amex or New York Stock Exchange (as applicable). The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Board and the compensation of Independent Trustees.

     Each Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, www.eatonvance.com, select "Individual Investors" followed by "Investor Resources" and then "Corporate Governance". The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Funds who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee’s procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of a Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in an appendix to the Committee’s charter.

Communications with the Board of Trustees

     Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of any Committee of the Board of Trustees or to the Independent Trustees as a group, at the following address: Two International Place, Boston, Massachusetts 02110, c/o the Secretary of the applicable Fund.

Remuneration of Trustees

     Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by each Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component. Each Fund currently pays each Independent Trustee a pro rata share, as described below of: (i) an annual retainer of $170,000; (ii) an additional annual retainer of $115,000 for serving as the Chair of the Independent Trustees; (iii) an additional annual retainer of $40,000 for Committee Service; (iv) an additional annual retainer of $20,000 for serving as the Governance Committee Chair, the Audit Committee Chair,

the Compliance Committee Chair or the Portfolio Management Committee Chair; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the Eaton Vance Fund Complex. For the fiscal year ended November 30, 2009, the Trustees of each Fund earned the compensation set forth below in their capacities as Trustees of each Fund. For the calendar year ended December 31, 2009, the Trustees earned the compensation set forth below in their capacities as Trustees of the funds in the Eaton Vance Fund Complex(1):

	Benjamin C.	Allen R.	William H.	Ronald A.	Helen Frame	Heidi L.	Lynn A.	Ralph F.
	Esty	Freedman	Park	Pearlman	Peters	Steiger	Stout(2)	Verni(3)

California Fund	$ 764	$ 698	$ 764	$ 764	$ 609	$ 698	$ 764	$ 1,080
Massachusetts Fund	334	305	334	334	267	305	334	472
Michigan Fund	280	256	280	280	223	256	280	396
Municipal Fund	1,692	1,545	1,692	1,692	1,376	1,545	1,692	2,391
New Jersey Fund	520	474	520	520	416	474	520	734
New York Fund	585	535	585	585	469	535	585	827
Ohio Fund	352	321	352	352	281	321	352	497
Pennsylvania Fund	339	309	339	339	270	309	339	478
Total Compensation from
Funds and Fund Complex(1)	$230,000	$210,000	$230,000	$230,000	$183,750	$210,000	$230,000(4)	$325,000(5)

(1)	As of January 11, 2010, the Eaton Vance Fund Complex consisted of 178 registered investment companies or series thereof. The compensation schedule disclosed above reflects the current compensation schedule, but may not have been in place for each Fund’s full fiscal year ended November 30, 2009 or the full calendar year ended December 31, 2009.
Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $47,958 for the calendar year ended December 31, 2009.
(2)	Includes deferred compensation as follows: California - $168, Massachusetts - $73, Michigan - $61, Municipal - $371, New Jersey - $114, New York - $128, Ohio - $77
and Pennsylvania - $74.
(3)	Includes deferred compensation as follows: California - $605, Massachusetts - $265, Michigan - $222, Municipal - $1,341, New Jersey - $412, New York - $464, Ohio - $279
and Pennsylvania - $268.
(4)	Includes $45,000 of deferred compensation.
(5)	Includes $162,500 of deferred compensation.

     Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance Fund Complex, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a retirement plan for its Trustees.

The Board of Trustees recommends that shareholders vote FOR the election of the Class II Trustee nominees.

NOTICE TO BANKS AND BROKER/DEALERS

     Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please call 1-866-439-6787, send an email to info@amstock.com or forward such requests to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

ADDITIONAL INFORMATION

Audit Committee Report

     Each Audit Committee reviewed and discussed the audited financial statements with Fund management. Each Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified or supplemented. Each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

     Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2009 for filing with the SEC. As mentioned, the Audit Committee is currently comprised of Messrs. Park (Chair) and Verni, and Mmes. Steiger and Stout.

Auditors, Audit Fees and All Other Fees. Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of each Fund. Deloitte is expected to be present at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Aggregate audit, audit-related, tax, and other fees billed to each Fund by the Fund’s independent registered public accounting firm for the relevant periods are set forth on Exhibit B hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for the relevant periods to (i) each Fund by the Fund’s independent registered public accounting firm; and (ii) the Eaton Vance Organization by the Fund’s independent registered public accounting firm are also set forth on Exhibit B hereto.

     Each Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund’s Audit Committee at least annually. Each Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

     Each Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Funds

     The officers of the Funds and their length of service are set forth below. The officers of the Funds hold indefinite terms of office. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Funds will benefit from the advisory and administration fees paid by each Fund to Eaton Vance. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Term of Office and Length of Service
Name, Address and Date of Birth(1)	Position(s) Held with the Funds		Principal Occupation(s) During Past Five Years(2)

CYNTHIA J. CLEMSON	President of California,	President since 2005 and	Vice President of Eaton Vance and BMR. Officer of 94 registered investment companies managed
3/2/63	Michigan, New York, Ohio and	Vice President since 2004	by Eaton Vance or BMR.
Pennsylvania Funds; Vice
President of Massachusetts,
Municipal and New Jersey
Funds

ROBERT B. MACINTOSH	President of Massachusetts,	President since 2005 and	Vice President of Eaton Vance and BMR. Officer of 93 registered investment companies managed
1/22/57	Municipal and New Jersey	Vice President since 1998	by Eaton Vance or BMR.
Funds; Vice President of
California, Michigan, New
York, Ohio and Pennsylvania
Funds

WILLIAM H. AHERN, JR.	Vice President of Michigan,	Vice President of Michigan	Vice President of Eaton Vance and BMR. Officer of 78 registered investment companies managed
7/28/59	Municipal and Ohio Funds	Fund since 2000, of	by Eaton Vance or BMR.
Municipal Fund since 2004
and of Ohio Fund since 2005

CRAIG R. BRANDON	Vice President of New York	Since 2005	Vice President of Eaton Vance and BMR. Officer of 46 registered investment companies managed
12/21/66	Fund		by Eaton Vance or BMR.

Term of Office and Length of Service
Name, Address and Date of Birth(1)	Position(s) Held with the Funds		Principal Occupation(s) During Past Five Years(2)

THOMAS M. METZOLD	Vice President of Municipal	Vice President of Municipal	Vice President of Eaton Vance and BMR. Officer of 47 registered investment companies managed
8/3/58	and Pennsylvania Funds	Fund since 2005 and of	by Eaton Vance or BMR.
Pennsylvania Fund since
2005

ADAM A. WEIGOLD	Vice President of	Since 2007	Vice President of Eaton Vance and BMR. Officer of 71 registered investment companies managed
3/22/75	Pennsylvania Fund		by Eaton Vance or BMR.

BARBARA E. CAMPBELL	Treasurer	Since 2005	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies
6/19/57			managed by Eaton Vance or BMR.

MAUREEN A. GEMMA	Secretary and Chief Legal	Secretary since 2007 and	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies
5/24/60	Officer	Chief Legal Officer since	managed by Eaton Vance or BMR.
2008

PAUL M. O’NEIL	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies
7/11/53			managed by Eaton Vance or BMR.

(1)	The business address of each officer is Two International Place, Boston, Massachusetts 02110.
(2)	Includes both master and feeder funds in a master-feeder structure.

Investment Adviser and Administrator

     Eaton Vance Management, with its principal office at Two International Place, Boston, Massachusetts 02110, serves as the investment adviser and administrator to each Fund.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, American Stock Transfer & Trust Company, or by broker-dealer firms. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by a Fund’s officers, by Eaton Vance personnel, by American Stock Transfer & Trust Company, or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by that Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs per Fund are approximately $11,100 for Municipal Fund and approximately $4,750 for each other Fund.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist a Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

     A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of a Fund entitled to vote. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of a Fund in favor of the Proposal set forth in the Notice of this meeting are not received by March 26, 2010, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such

Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund. If any of the nominees are not elected by shareholders, the current Trustees may consider other courses of action.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of the copies of the forms received by the Funds, all of the Trustees and officers of each Fund, EVM and its affiliates, and any person who owns more than ten percent of a Fund’s outstanding securities have made all filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Funds for the Funds’ fiscal year ended November 30, 2009.

     Each Fund will furnish without charge a copy of its most recent Annual and Semiannual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call 1-866-439-6787, send an email to info@amstock.com or write to the Fund c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038. Shareholder reports are also available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors" followed by "Investor Resources" and then "Closed-End Funds".

SHAREHOLDER PROPOSALS

     To be considered for presentation at a Fund’s 2011 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business September 28, 2010. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business December 27, 2010 and no earlier than November 26, 2010. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

January 26, 2010

EXHIBIT A

EATON VANCE FUNDS AUDIT COMMITTEE CHARTER

I.	Composition of the Audit Committee.

The Audit Committee (the "Committee") of each registered investment company sponsored by Eaton Vance Management (each a “Fund”) shall be comprised of at least three Trustees appointed by the Board. All members of the Committee shall be Trustees who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”).
Unless otherwise determined by the Board of Trustees, the Chairperson of the Board of Trustees shall be a member of the
Committee. A Chairperson of the Committee shall be appointed by the Board of Trustees on the recommendation of the
Governance Committee.

The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

(1) each member of the Committee shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment;
(2) no member of the Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board of Trustees or of a committee of the Board of Trustees;
(3) each member of the Committee shall also satisfy the applicable Committee membership requirements imposed under the rules of the NYSE Amex (formerly the American Stock Exchange) and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;
(4) at least one member of the Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the NYSE Amex and New York Stock Exchange; and
(5) unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in
Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the
Committee as an audit committee financial expert.

II.	Purposes of the Committee.

The purposes of the Committee are to:

(1) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;
(2) oversee or, as appropriate, assist Board of Trustees oversight of the quality and integrity of the Funds’ financial statements and the independent audit thereof;
(3) oversee, or, as appropriate, assist Board of Trustees oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;
(4) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;
(5) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and
(6) prepare such audit committee reports consistent with the requirements of applicable Securities and Exchange
Commission, NYSE Amex and New York Stock Exchange rules for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

The primary function of the Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, and nothing in this charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers, including the independent auditors. It is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee. In performing its oversight function, the
Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

III.	Meetings of the Committee.

Meetings of the Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the
Chairperson of the Board of Trustees, the Committee or the Chairperson of the Committee. The Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any auditor of a Fund, and shall periodically meet separately with management, with internal auditors (or other personnel responsible for internal control of financial reporting), with any independent auditors rendering reports to the
Committee or the Board of Trustees and with legal counsel. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter. Each Independent Trustee of the Board of Trustees shall receive notice of all Committee meetings, and such meetings shall be open for any Independent Trustee to attend.

IV.	Duties and Powers of the Committee.

To carry out its purposes, the Committee shall have the following duties and powers with respect to each Fund:

(1) To meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item
“Management’s Discussion of Fund Performance”).
(2) To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.
(3) To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.
(4) To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not
“interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the
Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b)
discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent”
under applicable standards of independence established from time to time by the Securities and Exchange
Commission (“SEC”), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1,
Independence Discussions with Audit Committees, as in effect from time to time. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.
(5) To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith
(except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.
(6)	To adopt, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee). The Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Committee not later than the next meeting thereof.
(7)	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
(8)	To receive at least annually and prior to the filing with the SEC of the independent auditors’ report on the Fund’s financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report’s filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.
(9)	To review and discuss with the independent auditors the matters required to be communicated with respect to the
Fund pursuant to Statement on Auditing Standards (SAS) No. 61 “Communication With Audit Committees,” as in
effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.
(10)	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.
(11)	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.
(12)	With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) to prepare an audit committee report consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.
(13)	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The

Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.
	(14)	To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
	(15)	To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record-
keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.
	(16)	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters. The Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.
	(17)	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.
	(18)	To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.
	(19)	To coordinate its activities with the other committees of the Board of Trustees as necessary or appropriate and to communicate with such other committees regarding any material concerns or questions such committees may wish to consider in exercising their respective powers.
	(20)	To act on such other matters as may be delegated to the Committee by the Board of Trustees from time to time.
	(21)	To review the adequacy of this charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board of Trustees for any appropriate changes or other action.
	(22)	To make recommendations to the Board of Trustees with respect to any of the above or such other matters as the
Committee may deem necessary or appropriate in connection therewith.

V.	Reports to the Board of Trustees.

The Committee shall periodically report its activities to the Board of Trustees.

VI.	Resources and Authority of the Audit Committee.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the
Committee necessary or appropriate in exercising its powers and fulfilling its responsibilities under this charter, including the reasonable costs of specialized training for Committee members. The Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

APPENDIX A

EATON VANCE FUNDS AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee (the "Committee") of each of the registered investment companies sponsored by Eaton Vance Management (each, a "Fund") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

I. Procedures for Receiving Complaints

All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund’s investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

(1)	The complaining Employee may place a telephone call to the Chairperson of the Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.
(2)	Alternatively, the Employee may submit to the Chairperson of the Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee’s Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.
(3)	The name an contact information for the current Chairperson of the Committee will be provided to Employees when they are provided with a copy of these procedures.

II. Procedures for Treating Complaints

The Chairperson of the Committee or another member of the Committee will conduct an initial evaluation of each Complaint received by the Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation, the Chairperson of the Committee (or such other of the Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Committee. The Chairperson of the Committee shall also determine whether the Complaint requires investigation by the Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Committee will be discussed at the next regularly-scheduled meeting of the Committee, or a specially-scheduled meeting in advance thereof. The Committee shall investigate the Complaints as follows:

(1)	the Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;
(2)	the Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identify of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;
(3)	the Committee may retain an outside party (other than the Fund’s independent auditors) to investigate the Complaint; or
(4)	the Committee may investigate the Complaint in such other manner determined by the Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund’s (and to the extent deemed necessary by the Committee, the Fund’s service providers’) employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund. The Committee will then report to the Board of Trustees at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the

Committee. If the Complaint involves improprieties of any member of the Board of Trustees, the Committee may make its report in an executive session of the Board of Trustees.

III. Procedures for Retaining Complaints

The Chairperson of the Committee will be responsible for ensuring that all Complaints received by the Committee, together with any documents pertaining to the Committee (or a designee’s) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

EXHIBIT B

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

The following table presents the aggregate fees billed to each Fund for the fiscal years ended November 30, 2008 and November 30, 2009 by each Fund’s independent registered public accounting firm for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by each Fund’s independent registered public accounting firm during these periods. No services described in the table below were approved by a Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

			AUDIT-RELATED				ALL OTHER
	AUDIT FEES		FEES(1)		TAX FEES(2)		FEES(3)		TOTAL
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/09	11/30/08	11/30/09	11/30/08	11/30/09	11/30/08	11/30/09	11/30/08	11/30/09	11/30/08

California Fund	$35,045	$31,695	$3,915	$3,915	$9,356	$7,130	$0	$970	$48,316	$42,837
Massachusetts Fund	23,993	23,695	3,915	3,915	7,607	7,130	0	0	35,515	34,740
Michigan Fund	23,715	23,695	3,915	3,915	7,448	7,130	0	0	35,078	34,740
Municipal Fund	61,883	50,485	3,915	3,915	13,967	7,130	0	0	79,765	61,530
New Jersey Fund	28,893	26,375	3,915	3,915	8,879	7,130	0	0	41,687	37,420
New York Fund	31,995	28,645	3,915	3,915	9,356	7,130	0	0	45,266	39,690
Ohio Fund	23,715	23,695	3,915	3,915	7,448	7,130	0	0	35,078	34,740
Pennsylvania Fund	26,213	23,695	3,915	3,915	8,879	7,130	0	0	39,007	34,740

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Funds’ APS.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the independent registered public accounting firm other than audit, audit-related, and tax services.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for the fiscal years ended November 30, 2008 and November 30, 2009 by the Fund’s independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance Organization for the Funds’ fiscal years ended November 30, 2008 and November 30, 2009 by each Fund’s independent registered public accounting firm.

		Fiscal Year Ended 11/30/09	Fiscal Year Ended 11/30/08

	California Fund	$ 13,271	$11,142
	Massachusetts Fund	11,522	11,045
	Michigan Fund	11,363	11,045
	Municipal Fund	17,882	11,045
	New Jersey Fund	12,794	11,045
	New York Fund	13,271	11,045
	Ohio Fund	11,363	11,045
	Pennsylvania Fund	12,794	11,045
	Eaton Vance(1)	260,717	345,473

(1)	The Funds’ investment adviser and any of its affiliates, which are subsidiaries of Eaton Vance Corp. that provide ongoing services to the Funds.

B-1

EXHIBIT C SCHEDULE 13G FILINGS

     Various Funds have received notice of filings on Schedule 13G indicating that a shareholder owned more than 5% of the Fund’s Auction Preferred Shares. Information relating to the shareholder can be found below.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Eaton Vance California Municipal Income	UBS AG	649 shares with shared voting and dispositive power(3)	32.5%
Trust Auction Rate Preferred Stock	Bahnhofstrasse 45
	PO Box CH-8021
	Zurich, Switzerland

	Morgan Stanley	117 shares with sole voting and dispositive power(1)	5.9%
	1585 Broadway
	New York, NY 10036

	Citigroup Global Markets, Inc.	107 shares with shared voting and dispositive power(1)	5.4%
	388 Greenwich Street
	New York, NY 10013

Eaton Vance Massachusetts Municipal	UBS AG	395 shares with shared voting and dispositive power(3)	42.3%
Income Trust Auction Rate Preferred Stock	Bahnhofstrasse 45
	PO Box CH-8021
	Zurich, Switzerland

Eaton Vance Michigan Municipal Income	UBS AG	249 shares with shared voting and dispositive power(3)	35.6%
Trust Auction Rate Preferred Stock	Bahnhofstrasse 45
	PO Box CH-8021
	Zurich, Switzerland

Eaton Vance Municipal Income Trust	UBS AG	1,082 shares with shared voting and dispositive power(3)	27.1%
Auction Rate Preferred Stock	Bahnhofstrasse 45
	PO Box CH-8021
	Zurich, Switzerland

Eaton Vance New Jersey Municipal Income	Bank of America Corporation	151 shares with shared voting and dispositive power(3)	10.7%
Trust Auction Rate Preferred Stock	100 North Dryon Street
	Charlotte, NC 28255

	Merrill Lynch, Pierce, Fenner & Smith, Inc.	92 shares with shared voting and dispositive power(3)	6.5%
	4 World Financial Center
	250 Vesey Street
	New York, NY 10080

Eaton Vance New York Municipal Income	UBS AG	440 shares with shared voting and dispositive power(3)	32.6%
Trust Auction Rate Preferred Stock	Bahnhofstrasse 45
	PO Box CH-8021
	Zurich, Switzerland

	Bank of America Corporation	138 shares with shared voting and dispositive power(4)	10.2%
	100 North Dryon Street
	Charlotte, NC 28255

Eaton Vance Ohio Municipal Income Trust	UBS AG	531 shares with shared voting and dispositive power(3)	58.4%
Auction Rate Preferred Stock	Bahnhofstrasse 45
	PO Box CH-8021
	Zurich, Switzerland

	Bank of America Corporation	98 shares with shared voting and dispositive power(3)	10.3%
	100 North Dryon Street
	Charlotte, NC 28255

C-1

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Eaton Vance Pennsylvania Municipal	UBS AG	234 shares with shared voting and dispositive power(3)	27.6%
Income Trust Auction Rate Preferred Stock	Bahnhofstrasse 45
	PO Box CH-8021
	Zurich, Switzerland

	Merrill Lynch & Co., Inc.	98 shares with sole voting and dispositive power(1)	11.0%
	4 World Financial Center
	250 Vesey Street
	New York, NY 10080

	Citigroup Global Markets, Inc.	59 shares with shared voting and dispositive power(1)	7.0%
	388 Greenwich Street
	New York, NY 10013

(1)	As of December 31, 2008
(2)	As of December 31, 2009
(3)	As of January 30, 2009
(4)	As of March 31, 2009

C-2

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance California Municipal Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY	O Ralph F. Verni
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Massachusetts Municipal

Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY	O Ralph F. Verni
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTEN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Michigan Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY	O Ralph F. Verni
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE MUNICIPAL INCOME TRUST Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, JUSTINE L. EDDY and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Municipal Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY	O Ralph F. Verni
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance New Jersey Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY	O Ralph F. Verni
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE NEW YORK MUNICIPAL INCOME TRUST Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance New York Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY	O Ralph F. Verni
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE OHIO MUNICIPAL INCOME TRUST Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Ohio Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY	O Ralph F. Verni
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Pennsylvania Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY	O Ralph F. Verni
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance California Municipal Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Massachusetts Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Michigan Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE MUNICIPAL INCOME TRUST Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, JUSTINE L. EDDY and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Municipal Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance New Jersey Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance New York Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE OHIO MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Ohio Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.

EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, March 26, 2010 Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on March 26, 2010 at 2:00 P.M. (Eastern time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Eaton Vance Pennsylvania Municipal
Income Trust

March 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report
are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then “Closed-End Funds.”

Please sign, date, vote, and
mail your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

NOMINEES:
☐ FOR ALL NOMINEES	O Thomas E. Faust Jr.
O Allen R. Freedman
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.
To change the address on your account, please check the box at right and		If you plan to attend the Annual Meeting in person, please be prepared ☐
indicate your new address in the address space above. Please note that ☐		to present photo identification.
changes to the registered name(s) on the account may not be submitted via this method.